Exhibit 99.2
Jamie Freedman M.D., Ph.D.Executive Vice President, Research & Development OPKO Health, Inc.Miami, Florida The UBS Life Sciences MeetingNew York, Sept. 22, 2009

Cautionary Statement 2 This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning, including statements regarding our ability to build a diverse portfolio of important medical products with significant commercial value, our product development efforts and expected timing thereof, our ability to expand applications and increase sales of ophthalmic instruments worldwide, expectations regarding the commercialization of bevasiranib and our other products, the products' potential benefits, statements regarding the timing of clinical trials for our product candidates, estimates regarding market potential and timing of regulatory approval for our product candidates, our ability to invest in Research and Development, our ability to explore innovative drug delivery systems for RNA interference, demonstrate clinical proof-of-concept with early clinical products, make strategic acquisitions of late stage clinical products and opportunistic acquisitions of mature pharmaceutical businesses, and develop technologies for early detection of diseases such as Alzheimer's and cancer, as well as other non-historical statements. These forward-looking statements are only predictions and reflect our views as of the date they were made, and we undertake no obligation to update such statements. Such statements are subject to many risks and uncertainties that could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments, general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, the possibility of infringing a third party's patents or other intellectual property rights, the uncertainty of obtaining patents covering our products and processes and in successfully enforcing them against third parties, and the possibility of litigation, among other factors.

OPKO Health, Inc. A specialty healthcare company building a diverse portfolio of important medical products with significant commercial value. 3

Board of Directors

- Phillip Frost, Chairman of the Board & CEO
- Jane Hsiao, Vice-Chairman & CTO
- Steve Rubin, Director and Exec. VP Administration
- Richard Lerner, President, The Scripps Research Institute
- Pascal Goldschmidt, Dean, University of Miami School of Medicine
- Alice Yu, Professor, National Taiwan University and UCSD
- Robert Baron, Investor
- Thomas Beier, Former CFO, IVAX Corp.
- John Paganelli, Investor
- Richard Pfenniger, Jr., CEO Continucare Corp.

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Management Team Dr. Phillip Frost, CEO & Chairman of the BoardDr. Jane Hsiao, Vice-Chairman & Chief Technical OfficerMr. Steve Rubin, Exec. VP, AdministrationDr. Rao Uppaluri, Sr. VP & Chief Financial OfficerDr. Jamie Freedman, Exec. VP R&D 5

Financial History Capital InvestmentAcuity Pharmaceuticals & Froptix (Pre-acquisition) $20.0 MillioneXegenics (Public Company) $16.0 MillionThe Frost Group (December, 2007) $20.0 MillionThe Frost Group (September, 2008) $15.0 MillionThe Frost Group (April 2009) $20.0 MillionOutside investors (May 2009) $31.0 MillionTotal Capital Investment $122.0 MillionLine of CreditThe Frost Group (Fully funded) $12.0 MillionTotal Funds Invested $134.0 Million 6

OPKO Portfolio

Ophthalmics → General Medicine

OPHTHALMICS

Drugs

- Bevasiranib & other siRNAs (AMD)
- Civamide (Dry Eye)
- Doxovir (Viral Conjunctivitis)

Devices

- Aquashunt (Glaucoma)

Diagnostic Instruments

- Ultrasound
- OCT/SLO
- Microperimetry

GENERAL MEDICINE

Drugs

- Peptoids (Any Disease)
- siRNA (Cancer)

Vaccines

- Universal Flu Vaccine
- Peptoids (Any Disease)

Diagnostics

- Molecular Diagnostic Array

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Wide range of ultrasound productsA-Scan, B-Scan, 3D-Scan, UBMDistributed in 45 countriesUltrasound market ~$60M OPKO Instruments Ultrasound 8

OPKO Instruments
Integrated OCT and SLO

- OCT and SLO from single source
  - Precise pixel-to-pixel correlation of coronal OCT slice to SLO surface image
  - Ultra-high resolution imaging of eye
- Diagnosis of retinal and choroidal diseases


OCT
SLO

OCT=Ocular coherence tomography
SLO=Scanning laser ophthalmoscopy

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OPKO Instruments Microperimetry Add-On to OCT-SLO Tests retinal function at level of photoreceptors in maculaFunctional-anatomical correlationTrack visual function response to treatment Functional Sensitivity Map ~$250M market potential

Molecular Diagnostics Overview Global molecular diagnostic market projected to reach ~$4B by 2010Largest growth segments:Early detectionCompanion diagnostics 11

Molecular Diagnostics
Small Molecule Microarray

- Molecular microarray technology acquired June 17, 2009
- **"Peptoids"** as first example of small molecule array to detect **disease-associated antibodies**
- Broad application for diagnosing diseases by a simple blood test
  - Neurological disorders (Alzheimers Disease)
  - Cancers (Lung Cancer)
  - Other Diseases

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Small Molecule Microarray Peptoid Methodology 13 HEALTHY DISEASE

Small Molecule Microarray Diagnosis of Alzheimers Disease AD most common form of dementiaDiagnosis relies on cognition tests and expensive imagingMolecular test would be useful in drug development 14 NC=Normal ControlAD=Alzheimers DiseasePD=Parkinson's Disease

Multiple Peptoid Applications

Application	Example
Diagnostic	• Detection of disease and subpopulations • Tissue-specific imaging agents • Biomarkers to follow disease and response to therapy
Therapeutic	• Identification of therapeutic targets • Modulation of therapeutic targets (agonist or antagonist)
Vaccine	• Antibody based vaccines • T-cell based vaccines • Dendritic cell therapy

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OPKO R&D Pipeline

Products	Mode of Action	Indication	Pre-Clinical	Phase I	Phase II	Phase III
Bevasiranib	Gene Silencing Anti-VEGF-A	Wet AMD				
Doxovir	Anti-Viral	Epidemic viral conjunctivitis				
Civamide	Vanilloid Rec Inhibitor	Dry Eye				
Aquashunt	Drainage Shunt	Refractory Glaucoma				
siRNA	Gene Silencing	Multiple				
Peptoids	Peptidomimetic inhibitor	Multiple				
Flu Vaccine	Hemagglutinin	Pan-Influenza (e.g. H1, H3, H5)				

X New trial designs, new delivery systems for Bevasiranib

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Bevasiranib VEGF Gene Silencing Target vascular endothelial growth factor (VEGF)Treatment for wet Age-Related Macular Degeneration (AMD)Most advanced siRNA in clinical development 17 New Blood Vessel Growth & Leakage RNA, e.g VEGF message Protein, e.g. VEGF Lucentis / AvastinNeutralized secreted VEGF Bevasiranib, RNAi Bevasiranib specifically knocks down message to produce VEGF-A

Phase 3 Trial Bevasiranib vs. Lucentis Bevasiranib every 8 or 12 weeks versus Lucentis every 4 weeksLucentis/Bevasiranib run-in for Bevasiranib arms 18 Rx Arm Day 0 Week 2 Week 4 Week 6 Week 8 Week 12-Week 60 Lucentis q4wk(N=113) Lucentis Sham Lucentis Sham Lucentis Lucentis Beva q8wk(N=112) Lucentis Bev Lucentis Bev Lucentis Bev Beva q12wk(N=113) Lucentis Bev Lucentis Bev Lucentis Bev Did not meet primary endpoint of reducing vision loss

Bevasiranib Phase 3 Trial Early Gain in Vision? Trend for 15-letter gain in vision at 8 & 12 weeks (alternating Lucentis & Bevasiranib) Percent 15-letter gain

Bevasiranib Next Steps Consider more frequent dosing Every 4 weeks like LucentisCombining with LucentisBased on promising activity during Lucentis run-in (up to 12 weeks)Reformulation with novel drug delivery vehicles (undisclosed)To enhance cellular penetration

OPKO siRNA
Discovery Programs

Target	Biological Mechanism	Indications
VEGF165b-sparing	• Angiogenesis	• AMD • Cancer
Hypoxia-inducible Factor (HIF-1alpha)	• Angiogenesis • Erythropoiesis	• AMD • Cancer
Intercellular Adhesion Molecule (ICAM)	• Inflammation	• AMD • Atherosclerosis • Respiratory viruses
Complement C3 / C5	• Immunity	• AMD • Inflammation
Angiopoietin-2	• Angiogenesis	• AMD • Cancer • RA

- Strong IP portfolio for anti-angiogenesis & AMD targets

OPKO

Doxovir Viral Conjunctivitis Common eye infection, no effective treatmentDoxovir is a broad-spectrum anti-viral & anti-inflammatory agent with excellent preclinical efficacyEvaluated and shown to be safe in Phase I clinical trialsPhase 2 clinical trial to be initiated by OPKO in 3Q09 22

Civamide Dry Eye Common eye illness with no effective treatmentCivamide is a villanoid receptor antagonist administered intranasallyInduces high frequency tearing in clinical trialsPhase 2 trial for dry eye to be initiated by OPKO in 3Q09 23

Glaucoma

- Glaucoma is a leading cause of blindness
  - Elevated intraocular pressure
  - Damage of optic nerve

Treatment options	Limitations	Potential market*
Medications ~840,000 patients ($2B sales/year)	• Poor compliance • Unpleasant/dangerous side effects • High costs • Lack of efficacy	35% (296K patients)
Laser ~175,000 procedures/year	• 10% failure rate per year • Cannot repeat procedure • Less effective than surgery	34% (59K patients)
Surgery / Implants ~185,000 procedures/year	• Complications, high failure rates • Lengthy procedure time	67% (124K patients)

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Aquashunt™
Glaucoma

- "Tube vs Trab" study show shunts better than surgery
  - Higher success rate
  - Lower complication rate
- Current shunts can be improved
  - Better efficacy
  - Lower complications
  - Less complicated surgery
- Aquashunt™ is a novel shunt device
  - Suprachoroidal
  - Simple surgery
  - Strong IP



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Aquashunt(tm) Phase 1 Study initiated in 2009 Aquashunt implanted in 15 glaucoma patients refractory to medical therapy and failed surgeryGenerally well-tolerated with few adverse events related to surgery or deviceIOP lowering by 1 month in ~80% patients>20% reduction in IOP in 3 of 4 patients at 6 months post-implantation 26

Influenza

- 200,000 hospitalizations and 46,000 deaths in U.S. each year
- Economic costs in U.S. ~$80 billion
- Annual "flu shot" against common strains
- Flu vaccine grown in chicken eggs
- Limitations:
  - New vaccine each year
  - Only partially protective
  - Manufacturing capacity limited

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Universal Flu Vaccine
Preclinical Development

- Universal flu vaccine licensed from Academia Sinica July 20, 2009
- Vaccine based on hemagglutinin to block viral entry
- Terminal sugars removed from hemagglutinin
  - Core common to all strains, including mutants
  - Protein-based vaccine more immunogenic
- Preclinical development initiated

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OPKO Future

- Expand applications and increase sales of ophthalmic instruments worldwide
- Explore innovative drug delivery systems for RNA interference
- Demonstrate clinical proof-of-concept with early clinical products
- Strategic acquisitions of late stage clinical products
- Opportunistic acquisitions of mature, profit-generating pharmaceutical businesses

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THANK YOU